EXHIBIT 10.2

 FORM OF

CONVERTIBLE STOCK CONVERSION AGREEMENT

THIS CONVERTIBLE STOCK CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of December __, 2023, between Singlepoint Inc., a Nevada corporation (“Singlepoint”) and the undersigned holder (“Holder”) of Singlepoint’s Class D Convertible Preferred Stock and Class E Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”).

RECITALS

WHEREAS, the Preferred Convertible Stock held by Holder are convertible into shares of Singlepoint’s common stock, par value $0.0001 (the “Common Stock”), at the option of Holder, pursuant to, and subject to the limitations set forth in, the Securities Purchase Agreements, by and among Singlepoint and the Investors listed on Annex A thereto, (the “Securities Purchase Agreement”);

WHEREAS, Holder and Singlepoint desire to enter into this Agreement to provide for the automatic conversion of all Preferred Convertible Stock held by Holder in exchange for Singlepoint Common Stock and to the extent such Common Stock would result in the Holder beneficially owning greater than 4.99% of the total outstanding Common Stock of the Company, certain Pre-funded Warrants (Warrants”), which Common Stock and Warrants shall tack back to the issuance date of the Preferred Stock; and

WHEREAS, Singlepoint has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-1 (Reg. No. 333-267779) (the “Registration Statement”) registering the public offering of certain of Singlepoint’s securities;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Election to Convert.

a.

Holder hereby irrevocably agrees that all Preferred Convertible Stock held by Holder shall be automatically converted into shares of Common Stock and Prefunded Warrants in accordance with this Agreement and such automatic conversion to be effective immediately prior to the effective date of the Registration Statement (the “Effective Date”). The Company and the Holder agree that no conversion or exercise which would render the Holder a beneficial owner of more than 4.99% of any class of the Company’s stock shall be effectuated (“Beneficial Ownership Limitation”).

b.

In connection with the election made by Holder hereby, Holder is delivering with this executed Agreement an executed Notice of Conversion in the form of Annex A hereto (“Conversion Notice”) which constitutes the written instructions which Holder is required to deliver to Singlepoint pursuant to Section 4(a) of the Securities Purchase Agreement in connection with the conversion of the Preferred Convertible Stock held by Holder.

2. Issuance of shares of Common Stock. Singlepoint shall cause to be issued and delivered to Holder evidence of an electronic book entry created on the records of the Transfer Agent representing the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants held by Holder being converted hereby as soon as practicable after the Effective Date. Counsel to the Company will simultaneously deliver with the delivery of the Common Stock an executed rule 144 legal opinion with respect to such Stock.

3. Restricted Securities. Holder hereby understands, acknowledges and agrees that the shares of Common Stock issuable upon conversion of the Preferred Stock held by Holder being converted hereby or exercise of the Warrants shall constitute “restricted securities” within the meaning of the Securities Act of 1933, as amended, and may only be disposed of in compliance with state and federal securities laws. The electronic book entries representing such shares of Common Stock shall bear a legend to such effect (the “Legend”).

4. Covenants.

a.

If Holder sells or transfers any shares of Common Stock delivered in accordance with this Agreement in violation of this Section 4 within forty-five (45) calendar days of the Effective Date, fifty percent (50%) of all shares of Common Stock delivered in accordance with this Agreement shall be automatically cancelled without any further action needed by either the Holder or Singlepoint, all as set forth in the Instruction Letter, for no consideration. During such 45-day period, where the selling price is below the closing price on the date that the uplisting transaction is declared effective the Holder may sell on any given day, up to a number of such shares of Common Stock that does not exceed 5% of the daily dollar volume as reported by Quotestream on such day in relation to the uplisting of the Company’s common stock; provided, further that the Holder may sell an unlimited number of shares of Common Stock at or above the closing price on the date that the uplisting transaction is declared effective or on any day where the selling price is equal to or greater than the closing price on the date that the uplisting transaction is declared effective. Should the Holder sell in violation of the provisions set forth in Section 4(a), such Holder shall be subject to a penalty of percent (50%) of the aggregate principal of the Note, payable either in forfeiture of shares or cash.

b.	Each of Holder and Singlepoint shall take no action to invalidate, amend or change the Letter in any way.

c.

Holder agrees Alexander Capital LLP will be the depository broker dealer to deposit and hold shares for resale. Following the delivery of any shares to Alexander Capital LLP’s accounts with RBC, in the event of any delay by Alexander Capital LLP (whether directly or indirectly through its agents, clearing firm etc.) in depositing or executing any trade orders made by the Holder, the Holder shall no longer be bound by this Section 4 of the Agreement. If the Company or its agents shall delay the delivery of any shares due hereunder (whether by issuance or exercise of warrants) the Holder shall no longer be bound by this Section 4 of the Agreement.

5. Further Assurances. Each of Holder and Singlepoint agrees that it will make, execute and deliver any and all such other instruments, instructions and documents and will do and perform any and all such further acts as shall become necessary, proper or convenient to carry out or effectuate the respective covenants, promises and undertakings set forth herein.

6. Enforceability. If and to the extent any provision herein is held invalid or unenforceable at law, then such provision will be deemed stricken from this Agreement and the remainder of the Agreement will continue in effect and be valid and enforceable to the fullest extent permitted by law.

7. Governing Law. This Agreement shall be deemed executed in the State of Nevada and is to be governed by and construed under Nevada law, without regard to its choice of law provisions.

8. Entire Agreement. This Agreement (along with the Conversion Notice and the Statements of Rights) is the entire agreement between Holder and Singlepoint and may not be modified or amended in any way whatsoever, even if by mutual agreement of each of the Holder and Singlepoint. Each of Holder and Singlepoint has read this Agreement, understands it and agrees to be bound by its terms and conditions. There are no understandings with respect to the subject matter hereof, express or implied, that are not stated herein. This Agreement may be executed in counterparts, and signatures exchanged by facsimile or other electronic means are effective for all purposes hereunder to the same extent as original signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement or caused this Agreement to be executed and delivered by its duly authorized representative, all as of the day and year first written above.

HOLDER		SINGLEPOINT INC.
Signature:	____________________________	Signature:	________________________________
Name:	____________________________	Name:	________________________________
Title:	____________________________	Title:	________________________________
(if Holder is not a Natural Person)

[Signature Page to Conversion Agreement]

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert $___________________  into that number of shares of Common Stock ______________ (not to exceed 4.99% of the outstanding stock of the Company) and _________ pre-funded warrants  to be issued pursuant to the conversion of the Series D and Series E Preferred Stock as set forth below, of Singlepoint, Inc., a Nevada corporation (the “Borrower”), according to the conditions of the Convertible Stock Conversion Agreement  (the “Agreement”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned hereby requests that the Borrower place shares in electronic form the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:     _________________________

Address:  _________________________

                _________________________

                _________________________

Date of Conversion:                                                       ___________________________

Applicable Conversion Price:                                     $____________________________

Number of Shares of Common Stock to be Issued

Pursuant to Conversion of the Preferred Stock:         ________________________

Amount of Preferred Stock Remaining unredeemed after this conversion:                      ____________________________

Accrued and unpaid dividends remaining:                    ____________________________

_______________________________

By:_____________________________________

Name:

Title:

Date:

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